Filed pursuant to Rule 497(e)

Registration No. 033-48907

BMO FUNDS, INC.

BMO Government Income Fund

Supplement dated November 20, 2013 to the Prospectus dated December 28, 2012, as supplemented April 9, 2013, May 10, 2013, June 14, 2013, July 24, 2013, August 21, 2013, September 5, 2013, and November 7, 2013

Fund Name Change

The Board of Directors of BMO Funds, Inc. has approved a change to the name of the BMO Government Income Fund (the “Government Income Fund”).  Effective March 1, 2014, the Government Income Fund’s name will be changed to the BMO Mortgage Income Fund.

The Fund’s investment objective, principal investment strategies, and risks will remain the same.

This supplement should be retained with your Prospectus for future reference.